UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 1, 2010
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                    Southeastern Bank Financial Corporation
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               (Exact name of registrant as specified in charter)

                 Georgia            0-24172            58-2005097
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              (State or other     (Commission        (IRS Employer
              jurisdiction of     File Number)     Identification No.)
              incorporation)

                3530 Wheeler Road, Augusta, GA             30909
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            (Address of principal executive offices)     (Zip Code)

Registrant's  telephone  number,  including  area  code    (706)  738-6990
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item  2.02. Results  of  Operations  and  Financial  Condition.

     On February 1, 2010 Southeastern Bank Financial Corporation (the "Company") issued a press release regarding its financial results for the quarter ended December 31, 2009. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     A letter  to  Shareholders dated February 1, 2010 is attached as Exhibit
99.2 to  this  Current  Report  on  Form  8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     The  following  exhibit  is  furnished  herewith:

     Exhibit  No.     Description
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     99.1             Press  Release,  dated  February  1,  2010

     99.2             Letter to Shareholder, dated February 1, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SOUTHEASTERN BANK FINANCIAL
                                        CORPORATION

                                        By:
Dated:  February  1,  2010
                                                /s/  Ronald  L.  Thigpen
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                                        Name:   Ronald  L.  Thigpen
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                                        Title:  Executive  Vice  President
                                                ------------------------------
                                                and  Chief  Operating  Officer
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                                 EXHIBIT INDEX

Exhibit  No.     Description
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    99.1         Press  Release,  dated  February  1,  2010.

    99.2         Shareholder  Letter,  dated  February  1,  2010.